EXHIBIT 99.1

Form of Director Note

THIS SUBORDINATED PROMISSORY NOTE (“NOTE”) HAS BEEN PURCHASED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE RESALE OR OTHER DISTRIBUTION HEREOF.  NO SALE, OFFER TO SELL, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, WITH RESPECT TO THIS NOTE IS THEN IN EFFECT OR UNLESS SUCH DISPOSITION MAY, IN THE OPINION OF COUNSEL ACCEPTABLE TO CHOICE BANCORP, INC. (THE “COMPANY”), BE EFFECTED WITHOUT VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

THE OBLIGATION EVIDENCED BY THIS NOTE: (A) IS NOT A DEPOSIT; (B) IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY OR INSURER; (C) IS SUBORDINATED IN RIGHT TO PAYMENT TO ALL SENIOR INDEBTEDNESS OF COMPANY; AND (D) RANKS PARI PASSU IN RIGHT OF PAYMENT WITH ALL OTHER UNSECURED AND SUBORDINATED OBLIGATIONS OF COMPANY THAT BY THEIR EXPRESS TERMS RANK ON A PARITY WITH THIS NOTE.

No.

$__________________

Choice Bancorp, Inc.

SUBORDINATED PROMISSORY NOTE

Issue Date:	MARCH 10, 2011
Principal Amount:	$___________________________________
Initial Advance Amount:	$___________________________________
Holder:	____________________________________

FOR VALUE RECEIVED, the undersigned, CHOICE BANCORP, INC., a Wisconsin corporation (“Company”) hereby acknowledges itself to owe and hereby promises to pay to the order of the above-named “Holder” on March 10, 2014 (the “Maturity Date”) the “Principal Amount” set forth above, or such lesser amount thereof as is actually advanced to Company by Holder hereunder, together with interest on such Principal Amount, all on the terms and conditions set forth herein.

This Note is one of a series of subordinated promissory notes of like tenor, issued by Company on the “Issue Date” stated above, aggregating the sum of $290,000.00 Principal Amount.  The subordinated promissory notes of such series (including this Note) are hereinafter referred to as the “Series Notes” and Holders of the Series Notes (including Holder) are hereinafter referred to as the “Series Noteholders.”

1.

Principal Amount; Advances.  On the date hereof, Holder has advanced an amount equal to the “Initial Advance Amount” set forth above (the “Initial Advance”).  Company acknowledges receipt of the Initial Advance.

(a)

Company may, from time to time, request additional advances hereunder (each an “Additional Advance”) to be made by Holder on a date specified by Company (the “Advance Date”).  Company shall provide Holder with a written request for an Additional Advance not less than fifteen (15) days prior to the applicable Advance Date.  By delivering such written request, Company shall be deemed to confirm to Holder that it has made a similar request to each other Series Noteholder for an Additional Advance in an amount that bears the same proportion to the principal amount of that Series Noteholder’s Series Note as the Additional Advance requested from Holder bears to the Principal Amount of this Note.

(b)

By accepting this Note and making the Initial Advance hereunder, Holder (on his or her own behalf and on behalf of any subsequent holder of this Note) hereby covenants and agrees  with Company that, subject to Company’s compliance with the provisions of Section , Holder will make each requested Additional Advance on the applicable Advance Date, provided, that Company shall not request or be entitled to receive, and Holder shall not be obligated to make, any Additional Advance (i) after the original Maturity Date of December 15, 2013; or (ii) at any time while there exists an Event of Default hereunder or under any instrument evidencing Senior Indebtedness of Company (or an event orcircumstance that would, with the passage of time or the giving of notice, or both, constitute an Event of Default hereunder or thereunder) provided, that if an Event of Default occurs and is subsequently cured before the Company’s obligations under this Note are accelerated in accordance with clause (ii) of Section , then the Company may again make requests for Additional Advances hereunder prior to the original Maturity Date of March 10, 2014.

(c)

In the event Holder fails or refuses to make an Additional Advance after proper and timely request therefor in accordance with the provisions of this Section , then notwithstanding any other provision hereof, at the option of Company, interest on the entire Principal Amount hereof shall irrevocably and automatically cease to accrue beginning on the applicable Advance Date (and the provisions of clause (i) of Section  shall not apply) and Company shall not request and Holder shall not be obligated to make any further Additional Advance hereunder.  The failure or refusal of any other Series Noteholder to make an Additional Advance shall not excuse Holder from the obligation to make an Additional Advance in accordance with the terms of this Note or otherwise affect the provisions of Subsection (b), above.  Company’s remedy under Subsection (a), above, shall be in addition to any other remedy available to Company at law or in equity in respect of Holder’s failure or refusal to make an Additional Advance.

(d)

The term “Principal Amount” in this Note shall initially refer to the Initial Advance Amount and, thereafter, as of any date, the sum of the Initial Advance Amount and any additional advances theretofore made by Holder, less any principal repayments theretofore made by Company.

2.

Holder’s Investment Representations and Warranties.  By accepting this Note and making the Initial Advance hereunder, Holder hereby represents and warrants to Company that (i) Holder is a director of Company and of Company’s wholly owned subsidiary, Choice Bank, and, as such, has been given access to such financial and other information about Company and Choice Bank as Holder deems necessary to enable Holder to evaluate the merits and risks of his or her purchase of this Note; (ii) Holder has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of his or her purchase of this Note; (iii) Holder understands that an investment in this Note involves significant risks and that he or she should not purchase this Note unless he or she (A) can afford to and is willing to risk the loss of all or a substantial portion of his or her investment, and (B) can afford to and is willing to place his or her investment in this Note at risk for a substantial period of time; (iv) Holder has adequate net worth and means of providing for his or her current needs and personal contingencies and is financially able to sustain a complete loss of his or her investment in this Note; and (v) Holder is purchasing this Note this Note for investment purposes and solely for his or her own account, and not with a view towards the resale or other distribution hereof.

Interest.  The unpaid Principal Amount hereof shall bear interest at the rate of Six and 00/100 percent (6.00%) per annum (except as provided in Section ) as follows:

(a)

The Initial Advance shall bear interest from the Issue Date set forth above.

(b)

Each Additional Advance shall bear interest from the applicable Advance Date or, if Company permits Holder to make any Additional Advance after the applicable Advance Date, from the date such Additional Advance is actually made.

(c)

Interest shall be payable on the Maturity Date.

(d)

Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed (actual/360 method).

4.

Payments; Eligible Denominations; Registration and Transfer.

(a)

Principal of and interest on this Note will be payable at Company’s offices in Oshkosh, Wisconsin, except that principal and interest may be paid at Company’s option by check mailed to the address of Holder of this Note as it appears on the security register maintained by Company.  Payments on this Note shall be applied first to any unpaid interest accrued to and including the date preceding the date of any payment and then to principal.

(b)

This Note may only be issued in registered form, without coupons, in a minimum denomination of Five Thousand and 00/100 Dollars ($5,000.00) and in integral multiples of One Hundred and 00/100 Dollars ($100.00) in excess of $5,000 (“Eligible Denominations”).

(c)

This Note is transferable, in Eligible Denominations only, at Company’s offices in Oshkosh, Wisconsin.  This Note shall be transferable only upon surrender of this Note to Company for registration of transfer.  Company may require Holder, as a condition to the registration of transfer to, among other things, furnish appropriate endorsements and transfer documents and to pay any taxes required by law.  In the event of any redemption of this Note, Company will not be required to (i) register the transfer of this Note during the period beginning at the opening of business 15 days before the date of selection of Notes for redemption and ending at the close of business on the day of mailing the relevant notice of redemption, or (ii) register the transfer of this Note if selected for redemption, except, in the case where this Note is being redeemed in part, any portion hereof not being redeemed.

5.

Optional Redemption.  The Series Notes (including this Note) may be redeemed at the option of Company, in whole or in part, without premium or penalty, at any time.  To effect such redemption, Company shall provide each Series Noteholder (including Holder) with written notice of its intent to redeem the Series Notes (including this Note), in whole or in part, not less than fifteen (15) days prior to a date specified by Company (the “Redemption Date”).  Any partial redemption of the Series Notes shall be effected on a pro rata basis among the Series Noteholders in accordance with the proportional principal amounts of the Series Notes (including this Note) then outstanding.

6.

Default.  The following shall constitute an “Event of Default” hereunder:

(a)

Company shall fail to pay all unpaid principal and all accrued unpaid interest on this Note in full on the later of (i) the Maturity Date, or (ii) in the event that Company is require to obtain permission or approval to make such payment from or by the Federal Reserve or any bank regulatory agency having jurisdiction, the date such approval is obtained;

(b)

Company shall make a general assignment for the benefit of creditors or to an agent authorized to liquidate any substantial amount of its assets;

(c)

Company shall become the subject of an “order for relief” within the meaning of the United States Bankruptcy Code, or shall file a petition in bankruptcy, for reorganization or to effect a plan or other arrangement with creditors;

(d)

Company shall have a petition or application filed against it in bankruptcy or any similar proceeding, or shall have such proceeding commenced against it, and such petition, application or proceeding shall remain undismissed for a period of sixty (60) days or more, or Company shall file an answer to such a petition or application, admitting the material allegations thereof;

(e)

Company shall apply to a court for the appointment of a receiver or custodian for a substantial portion of its assets or properties, or shall have a receiver or custodian appointed for a substantial portion of its assets or properties, with or without consent, and such receiver shall not be discharged within sixty (60) days after his appointment; or

(f)

Company shall adopt a plan of complete liquidation of its assets.

7.

Penalty Interest Rate; Acceleration.  Upon the occurrence of any Event of Default specified above, then, without notice, demand or action of any kind by Holder: (i) the Principal Amount then outstanding shall bear interest at the rate of Eight and 00/100 percent (8.00%) per annum beginning on the day after the occurrence of such Event of Default; and (ii) the entire unpaid Principal Amount of, and accrued interest on, and any other amounts due under this Note shall, upon the written election of the Senior Noteholders then holding a majority in principal amount of the Series Notes, become immediately due and payable.  Notwithstanding clause (i) of this Section , if an Event of Default occurs and is subsequently cured before the Company’s obligations under this Note are accelerated in accordance with clause (ii), then the interest rate shall, from the date of cure, revert to Six and 00/100 percent (6.00%) per annum.

8.

Subordination.  Company covenants and agrees that notwithstanding anything in this Note to the contrary, the indebtedness evidenced by the Note is subordinate and junior in right of payment to all Senior Indebtedness to the extent provided herein, and by accepting this Note and making the Initial Advance hereunder Holder (on his or her own behalf and on behalf of any subsequent holder of this Note) likewise covenants and agrees to the subordination herein provided and shall be bound by the provisions hereof.

(a)

“Senior Indebtedness” means, with respect to Company, (i) the principal, premium, if any, and interest in respect of (A) indebtedness of Company for money borrowed and (B) indebtedness evidenced by securities, debentures, notes, bonds or other similar instruments issued by Company; (ii) all capital lease obligations of Company; (iii) all obligations of Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of Company and all obligations of Company under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of Company for the reimbursement of any letter of credit, any banker’s acceptance, any security purchase facility, any repurchase agreement or similar arrangement, any interest rate swap, any other hedging arrangement, any obligation under options or any similar credit or other transaction; (v) all obligations of the type referred to in clauses (i) through (iv) above of other persons for the payment of which Company is responsible or liable as obligor, guarantor or otherwise; and (vi) all obligations of the type referred to in clauses (i) through (v) above of other persons secured by any lien on any property or asset of Company (whether or not such obligation is assumed by Company), whether incurred on or prior to the date of this Note or thereafter incurred, unless, with the prior approval of the Board of Governors of the Federal Reserve System if not otherwise generally approved, it is provided in the instrument creating or evidencing the same or pursuant to which the same is outstanding, that such obligations are not superior or are pari passu in right of payment to this Note; provided, however, that Senior Indebtedness shall not include (A) any debt securities issued to any trust (or a trustee of such trust) that is a financing vehicle of Company (a “financing entity”), in connection with the issuance by such financing entity of equity or other securities, such as Company’s outstanding trust preferred securities or securities issued in transactions substantially similar in structure thereto or (B) any guarantees of Company in respect of the equity or other securities of any financing entity referred to in clause (A) above, and (C) any other indebtedness of Company qualifying as Tier 2 Capital. As used herein, the term “Tier 2 Capital” shall mean Tier 2 capital determined in accordance with Appendix A to Regulation Y of the Board of Governors of the Federal Reserve System as from time to time in effect, and any successor or other regulation or official interpretation of said Board of Governors relating thereto.

(b)

Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Indebtedness or extension or renewal of the Senior Indebtedness.

(c)

In the event that Company shall default in the payment of any principal of (or premium, if any) or interest on any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, then, upon written notice of such default to Company by holders of Senior Indebtedness or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of or interest on this Note.

(d)

In the event of (i) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to Company, its creditors or its property; (ii) any proceeding for the liquidation, dissolution or other winding up of Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings; (iii) any assignment by Company for the benefit of creditors; or (iv) any other marshalling of the assets of Company, all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made on this Note to Holder or any subsequent holder.  Any payment or distribution, whether in cash, securities or other property which would otherwise (but for these subordination provisions) be payable or deliverable in respect of this Note shall be paid or delivered directly to Holders of Senior Indebtedness in accordance with the priorities then existing among such holders until all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall have been paid in full.

(e)

No present or future holder of any Senior Indebtedness shall be prejudiced in the right to enforce subordination of the indebtedness under this Note by any act or failure to act on the part of Company. Nothing contained herein shall impair, as between Company and Holder or any subsequent holder the obligation of Company to pay the principal of and interest on this Note or prevent Holder or any subsequent holder from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon any Event of Default hereunder, all subject to the rights of holders of the Senior Indebtedness to receive cash, securities or other property otherwise payable or deliverable to Holders of such Senior Indebtedness.

(f)

Senior Indebtedness shall not be deemed to have been paid in full unless Holders thereof shall have received cash, securities or other property equal to the amount of such Senior Indebtedness then outstanding. Upon the payment in full of all Senior Indebtedness, Holder or any subsequent holder shall be subrogated to all rights of any holders of Senior Indebtedness to receive any further payments or distributions applicable to the Senior Indebtedness until the indebtedness under this Note shall have been paid in full.

9.

Waiver.  Company hereby waives presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note.

10.

Calculation of Dates.  If any interest payment date, Maturity Date or date of earlier redemption or repayment of this Note falls on a day which is not a Business Day, the related payment of principal of, premium, if any, or interest on, this Note shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment were due, and no interest shall accrue on the amount so payable for the period from and after such interest payment date, Maturity Date or date of earlier redemption or repayment, as the case may be.  “Business Day” means, unless otherwise specified on the face hereof, any day that is not a Saturday or Sunday and that is not a day on which banking institutions are authorized or required by law, regulation or executive order to close.

11.

No Rights as Director.  Nothing in this Note shall be deemed or construed, by implication or otherwise, as giving Holder the right to continue as a director of Company or Choice Bank, or to be nominated or elected to such directorship, notwithstanding any breach hereof by Company, the occurrence of any Event of Default hereunder, or acceleration of this Note.

12.

Expenses.  Company hereby agrees to pay all reasonable fees and expenses incurred by Holder or any subsequent holder, including the reasonable fees of counsel, in connection with the protection and enforcement of the rights of Holder or any subsequent holder under this Note, including without limitation the collection of any amounts due hereunder and the protection and enforcement of such rights (before and after judgment) in any bankruptcy, reorganization or insolvency proceeding involving Company.

13.

Right to Merge.

(a)

Company shall not consolidate or merge with or into, or transfer all or substantially all of its assets to, any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof (any of the foregoing, a “Person”), unless: (i) either (A) Company shall be the resulting or surviving entity or such Person; or (B) if Company is not the resulting or surviving entity, such Person is a corporation organized and existing under the laws of the United States, a State thereof or the District of Columbia assumes all the obligations of Company under this Note; and (ii) immediately before and immediately after the transaction no Event of Default exists.

(b)

Upon any consolidation or merger, or any transfer of all or substantially all of the assets of Company, the successor formed by such consolidation or into which Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, Company under this Note with the same effect as if such successor corporation had been named as Company herein.  Thereafter, the obligations of Company under this Note shall terminate.

14.

Governing Law.  This Note shall be governed by, and construed and interpreted in accordance with the Laws of the State of Wisconsin applicable to agreements made and wholly performed within such state.

15.

Severability.  Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Note in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction.

16.

Persons Deemed Owners.  The registered holders of this Note may be treated as the owner of this Note for all purposes.

17.

Note not Guaranteed by Choice Bank; No Recourse Against Others.  Company’s obligations under this Note are not guaranteed by Choice Bank.  Neither Choice Bank nor any past, present or future director, officer, employee, incorporator or shareholder of Company or Choice bank, as such, will have any liability for any obligations of Company under this Note or for any claim based on, in respect or, or by reason of, such obligations or their creation.  By accepting this Note and making the Initial Advance hereunder, Holder (on his or her own behalf and on behalf of any subsequent holder of this Note) waives and releases all such liability.  The waiver and release are part of the consideration for the issuance of this Note.  The waiver may not be effective to waive liabilities under the federal securities laws.

18.

Waiver of Right to Jury Trial.  Holder and Company acknowledge and agree that any controversy which may arise under this Note would be based upon difficult and complex issues and, therefore, the parties agree that any lawsuit arising out of any such controversy shall be tried in a court of competent jurisdiction by a judge sitting without a jury.

19.

Submission to Jurisdiction; Service of Process.  Holder and Company agree that all actions or proceedings in any manner relating to or arising out of this Note may be brought only in courts of the State of Wisconsin located in Winnebago County or the federal court for the Eastern District of Wisconsin sitting in Milwaukee, Wisconsin, and the parties consent to the jurisdiction of such courts, waive any objection they may now or hereafter have to the venue of any such court and any right they may have now or hereafter have to claim that any such action or proceeding is in an inconvenient forum or venue.

IN WITNESS WHEREOF, this Note has been duly and validly executed and delivered as of the date written above.

CHOICE BANCORP, INC.

By:

Name:

Title: